================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

.................................................................................
                     Lincoln National Aggressive Growth Fund
.................................................................................

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          .................................................................

     2)   Aggregate number of securities to which transaction applies:

          .................................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          .................................................................

     4)   Proposed maximum aggregate value of transaction:

          .................................................................

     5)   Total fee paid:

          .................................................................

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          .................................................................

     2)   Form, Schedule or Registration Statement No.:

          .................................................................

     3)   Filing Party:

          .................................................................

     4)   Date Filed:

          .................................................................

================================================================================

                             AGGRESSIVE GROWTH FUND,
              a series of Lincoln Variable Insurance Products Trust

       ------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
       ------------------------------------------------------------------

                                                               ___________, 2004

Dear Contract Owner:

     We are writing to notify you of a Special Meeting of Stockholders of the Aggressive Growth Fund (the "Fund"), a series of the Lincoln Variable Insurance Products Trust (the "Trust"). The meeting will be held on Monday, _____, 2004, at 9:00 a.m., local time, in the office of the Fund at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The attached Proxy Statement describes in detail the proposed agenda item for the meeting.

     You are entitled to provide us with instructions for voting shares of the Fund that The Lincoln National Life Insurance Company or Lincoln Life & Annuity Company of New York holds to fund your variable annuity contract or variable life insurance policy. (For convenience, we refer to both contract owners and policy participants as "Contract Owners.") You should read the enclosed Proxy Statement carefully and submit your voting instructions.

     The following proposal will be considered and acted upon at the meeting:

     Proposal 1.    To approve a new sub-advisory agreement for the Fund
                    between Delaware Management Company and T. Rowe Price
                    Associates, Inc. (the "Sub-Adviser"), with no change in the investment adviser or the overall management fee that the Fund pays.

     On January 1, 2004, the Sub-Adviser began serving as the Fund's sub-adviser pursuant to an interim sub-advisory agreement that is currently in effect pending shareholder approval. If the proposal is approved, the Sub-Adviser would continue to serve as the sub-adviser to the Fund under the proposed sub-advisory agreement.

     We realize that you may not be able to attend the meeting to provide voting instructions in person. However, we do need your instructions. You can provide voting instructions by mail, telephone or through the Internet, as explained in the enclosed Proxy Statement. If you decide later to attend the meeting, you may revoke your proxy and provide voting instructions in person. The number of shares of the Fund attributable to you will be voted in accordance with your instructions.

     If you have any questions about the meeting, please feel free to call (800) 4LINCOLN (454-6265).

                                       By Order of the Trust's Board of Trustees


                                       Cynthia A. Rose
                                       Secretary

                            AGGRESSIVE GROWTH FUND,
              a series of Lincoln Variable Insurance Products Trust

                                ---------------
                                PROXY STATEMENT
                                ---------------

                         Special Meeting of Stockholders
                           To be held on ______, 2004

     This Proxy Statement is being furnished to you in connection with the solicitation by The Lincoln National Life Insurance Company ("Lincoln Life") and Lincoln Life & Annuity Company of New York ("Lincoln New York") of voting instructions for a special meeting of stockholders of the Global Asset Allocation Fund (the "Fund"). The Fund is a series of Lincoln Variable Insurance Products Trust (the "Trust"). As you know, we hold shares of the Fund in one or more segregated accounts in connection with your ownership, or participation in, an individual or group variable annuity contract or an individual variable life insurance policy. (For convenience, contract owners and policy participants are referred to collectively as "Contract Owners"). The Fund is seeking approval for certain actions it wishes to take, and you are entitled to instruct us on how to vote shares of the Fund attributable to you under your contract or policy.

     The meeting will be held on Monday, _______, 2004, at 9:00 a.m., local time, in the office of the Fund at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The date of the first mailing of the proxy card and this Proxy Statement to Contract Owners will be on or about ________, 2004. If you have any questions about the meeting, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

     The following proposal will be considered and acted upon at the meeting:

     Proposal 1.    To approve a new sub-advisory agreement ("Proposed
                    Sub-Advisory Agreement") for the Fund between Delaware
                    Management Company (the "Adviser") and T. Rowe Price
                    Associates, Inc. (the "Sub-Adviser"), with no change in the investment adviser or the overall management fee that the Fund pays.

     The proposal requires the approval of a majority of the Fund's outstanding voting securities. Under the Investment Company Act of 1940 ("1940 Act"), a "majority of the Fund's outstanding voting securities" is defined as the lesser of (i) 67% of the outstanding voting securities represented at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund's outstanding voting securities.

     In connection with the meeting, we are soliciting voting instructions from Contract Owners of the following segregated investment accounts of Lincoln Life:

     Lincoln National Variable Annuity Account C;
     Lincoln Life Flexible Premium Variable Life Account D;
     Lincoln Life Flexible Premium Variable Life Account G;
     Lincoln Life Flexible Premium Variable Life Account K;
     Lincoln National Variable Annuity Account L;
     Lincoln Life Flexible Premium Variable Life Account M;
     Lincoln Life Variable Annuity Account N;
     Lincoln Life Variable Annuity Account Q;

     Lincoln Life Flexible Premium Variable Life Account R;
     Lincoln Life Flexible Premium Variable Life Account S;
     Lincoln Life Variable Annuity Account W;
     Lincoln National Life Separate Account 33; and
     Lincoln National Life Separate Account 53.

     We are also soliciting voting instructions from Contract Owners of the following segregated investment accounts of Lincoln New York:

     Lincoln Life & Annuity Variable Annuity Account L;
     Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Separate Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life; and LLANY Separate Account S for Flexible Premium Variable Life.

     The segregated investment accounts of Lincoln Life and Lincoln New York are collectively referred to as "the Accounts." In addition to the solicitation of proxy card by mail, officers and employees of the Trust, without additional compensation, may solicit proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust may engage a third-party vendor to solicit proxies from Contract Owners for an approximate fee, including out-of-pocket expenses, ranging between $0 and $50,000. The Fund and the Sub-Adviser each will pay a portion of the cost associated with the solicitation and the meeting.

     If you would like to receive a copy of the Fund's 2003 Annual Report, call
(800) 4LINCOLN (454-6265) or write to P.O. Box 2340, Fort Wayne, Indiana 46801 and you will be mailed one free of charge, or you can access the Annual Report or Semi-Annual Report at
HTTP://WWW.LINCOLNLIFE.COM/PRODUCTS/ANNUITIES/MF/REPORTS.HTM.

     The principal office of the Fund is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The Adviser, Delaware Management Company, is located at 2005 Market Street, Philadelphia, Pennsylvania 19103, and the Fund's service providers for certain accounting functions and financial reporting, Delaware Management Holdings, Inc. and Delaware Service Company, Inc., are also located at 2005 Market Street, Philadelphia, Pennsylvania 19103.

The Boards of Trustees of the Trust recommend that you provide voting instructions to APPROVE the proposal.

--------------------------------------------------------------------------------
VOTING PROCEDURES*
--------------------------------------------------------------------------------
Contract Owners are urged to designate their choice on the matter to be acted upon by using one of the following three methods:

1. BY INTERNET
..    Read the Proxy Statement.
..    Go to the voting link found on your proxy card.
..    Enter the control number found on your proxy card.
..    Follow the instructions using your proxy card as a guide.
..    (Do not mail the proxy card if you provide voting instructions by
     Internet.)

2. BY MAIL
..    Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. BY TELEPHONE
..    Read the Proxy Statement.
..    Call the toll-free number found on your proxy card.
..    Enter the control number found on your proxy card.
..    Follow the recorded instructions using your proxy card as a guide.
..    (Do not mail the proxy card if you provide voting instructions by telephone.)

--------------------------------------------------------------------------------
* If you provide voting instructions through the Internet voting site, by mail or by telephone, your instructions must be received no later than 11:59 p.m. local time on ______, 2004.

     At the meeting, Lincoln Life and Lincoln New York will vote the Fund's shares held in the Accounts, as applicable, in accordance with the instructions received from Contract Owners whose purchase payments, as of the Record Date of _______, 2004, were invested in the Fund by the Accounts. For all Accounts, except Lincoln Life Accounts D, G, K, M, R and S and Lincoln New York Accounts M, R or S, the number of votes which a Contract Owner may cast when instructing us how to vote is determined by applying the Contract Owner's percentage interest in the Fund to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Lincoln Life Account D, G, K, M, R or S or a Lincoln New York M, R or S Contract Owner may cast when instructing us how to vote is determined as one vote for each $100 of cash value.

     Lincoln Life and Lincoln New York will vote Fund shares held by the Accounts for which no timely instructions are received in proportion to the voting instructions which are received with respect to the Fund. If voting instructions are received in a timely manner but contain no voting directions, the votes will be cast FOR the proposal considered at the meeting. Contract Owners, of course, may provide voting instructions in person at the meeting. Abstentions with respect to any proposal will count as present for purposes of establishing a quorum, but will not count as votes cast.

     Any Contract Owner who provides voting instructions has the power to revoke the instructions, by mail (addressed to the Secretary of the Fund at the office of the Fund) or in person at the meeting, by executing superseding voting instructions or by submitting a notice of revocation to the Fund. All properly executed and unrevoked voting instructions received in time for the meeting will be voted as specified in the instructions or, if no specification is made, FOR the proposal referred to in this Proxy Statement.

     The votes will be formally counted at the scheduled meeting and, if the meeting is adjourned, at any later meeting.

                                 Proposal No. 1

To approve the Proposed Sub-Advisory Agreement for the Fund between the Adviser and the Sub-Adviser, with no change in the investment adviser or the overall management fee that the Fund pays.

What is the Proposal?

     The Board of Trustees recommends that you provide voting instructions to approve the Proposed Sub-Advisory Agreement between the Adviser and the Sub-Adviser. On December 30, 2003, the Board voted to appoint the Sub-Adviser to succeed Putnam Investment Management, LLC (the "Former Sub-Adviser") as the Fund's new sub-adviser. Effective December 31, 2003, the sub-advisory agreement with the Former Sub-Adviser was terminated with respect to the Fund, and, effective January 1, 2004, the Adviser entered into an interim sub-advisory agreement (the "Interim Sub-Advisory

Agreement") with the Sub-Adviser. The Interim Sub-Advisory Agreement is currently in effect pending shareholder approval of the Proposed Sub-Advisory Agreement.

     If approved by shareholders, the Proposed Sub-Advisory Agreement will remain in effect for an initial two-year term and may be renewed annually. A copy of the Proposed Sub-Advisory Agreement is included as APPENDIX A. A description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to APPENDIX A.

     The Former Sub-Adviser, located at One Post Office Square, Boston, Massachusetts 02109, had served as the sub-adviser to the Fund since May 1, 1999, under a sub-advisory agreement (the "Former Sub-Advisory Agreement") with the Adviser, dated _____. The Former Sub-Advisory Agreement was last approved by shareholders on ______, 200_ and by the Board on ________, 2003.

Who is the Adviser?

     The Adviser is a series of Delaware Management Business Trust ("DMBT"), a multi-series business trust registered with the SEC as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMBT or its predecessors have served as investment advisers to mutual funds for over sixty years. DMBT provides investment management services to the registered investment companies of the Delaware Investments Family of Funds; institutional clients, such as pension plans, endowments and foundations; insurance companies; offshore and on-shore collateralized bond obligation funds and a limited partnership. The Adviser, either directly or through a sub-adviser, provides portfolio management and investment advice to the Fund and certain administrative services to the Fund, subject to the supervision of the Fund's Board of Trustees.

     DMBT is an indirect wholly owned subsidiary of Lincoln National Investments, Inc., which is located at 1500 Market Street, Philadelphia, Pennsylvania 19102. Lincoln National Investments, Inc. is a wholly owned subsidiary of Lincoln National Corporation, which is located at 1500 Market Street, Philadelphia, Pennsylvania 19102.

                DMBT's Trustees and Principal Executive Officers

      Trustee                 Address                 Principal Occupation

Patrick P. Coyne      2005 Market Street       Executive Vice President,
                      Philadelphia, PA 19103   Managing Director and Chief
                                               Investment Officer - Fixed Income
                                               of Delaware Management Business
                                               Trust

Jude T. Driscoll      2005 Market Street       Trustee, President and
                      Philadelphia, PA 19103   Chief Executive Officer of
                                               Delaware Management Business
                                               Trust

John B. Fields        2005 Market Street       Trustee of Delaware Management
                      Philadelphia, PA 19103   Business Trust

Joseph H. Hastings    2005 Market Street       Executive Vice President,
                      Philadelphia, PA 19103   Interim Chief Financial Officer,
                                               Treasurer and Controller of
                                               Delaware Management Business
                                               Trust

Joanne O. Hutcheson   2005 Market Street       Executive Vice President and
                      Philadelphia, PA 19103   Chief Operating Officer of
                                               Delaware Management Business
                                               Trust

Richelle S. Maestro   2005 Market Street       Trustee, Executive Vice
                      Philadelphia, PA 19103   President, General Counsel and
                                               Secretary of Delaware Management
                                               Business Trust

See Yeng Quek         2005 Market Street       Trustee, Executive Vice
                      Philadelphia, PA 19103   President, Managing Director and
                                               Chief Investment Officer -
                                               Fixed Income of Delaware
                                               Management Business Trust

     The investment management agreement between the Adviser and the Fund, dated _____ (the "Investment Management Agreement"), was last approved by shareholders on ______, 200_ and by the Board on ______, 2003. The Fund paid $______ in advisory fees to the Adviser for the fiscal year ended December 31, 2003.

What is the Interim Sub-Advisory Agreement and Who is the Current Sub-Adviser?

     The Interim Sub-Advisory Agreement was entered into in accordance with Rule 15a-4 under the 1940 Act, which permits an investment adviser to enter into interim sub-advisory arrangements with a sub-adviser, prior to shareholder approval, provided that the conditions of the Rule are met. Among these conditions are that the interim contract can have a duration of no greater than 150 days following the date on which the previous contract terminated, and the compensation to be received under the interim contract is no greater than that payable under the previous agreement. The Interim Sub-Advisory Agreement provides for compensation to be paid to the Sub-Adviser that does not exceed the compensation that had been payable to the Former Sub-Adviser under the Former Sub-Advisory Agreement, and will terminate automatically as of May 29, 2004, or on such earlier date on which the Adviser enters into the Proposed Sub-Advisory Agreement, provided that, in the latter case, the proposal has been approved by shareholders.

     The Sub-Adviser is a Maryland corporation with its principal office located at 100 East Pratt Street, Baltimore, MD 21202. The Sub-Adviser is a wholly owned subsidiary of T. Rowe Rice Group, Inc. The Sub-Adviser serves as investment adviser to individual and institutional investors, including investment companies. As of December 31, 2003, the Sub-Adviser had over $190 billion of assets under management. The Board of Directors of the Sub-Adviser consists of Edward C. Bernard, James A.C. Kennedy, William T. Reynolds, James S. Riepe, George A. Roche, Brian C. Rogers, and M. David Testa.

            Sub-Adviser's Directors and Principal Executive Officers

     Director         Address               Principal Occupation

Edward C. Bernard               Director and Vice President of T. Rowe Price
                                Group, Inc. and T. Rowe Price Associates, Inc.;
                                Director and President of T. Rowe Price
                                Insurance Agency, Inc., T. Rowe Price Investment
                                Services, Inc., and T. Rowe Price Advisory
                                Services, Inc.; Director of T. Rowe Price
                                Services, Inc.; Vice President of TRP
                                Distribution, Inc.; Chairman of the Board and
                                Director of T. Rowe Price Savings Bank.

James A. C. Kennedy             Director and Vice President of T. Rowe Price
                                Group, Inc., T. Rowe Price Associates, Inc., and
                                T. Rowe Price Threshold Fund Associates, Inc.;
                                Director and President of T. Rowe Price
                                Strategic Partners Associates, Inc.

William T. Reynolds             Director and Vice President of T. Rowe Price
                                Group, Inc. and T. Rowe Price Associates, Inc.;
                                Chairman of the Board and Director of T. Rowe
                                Price Stable Asset Management, Inc.; Director of
                                TRP Finance, Inc._and T. Rowe Price Global
                                Asset Management Limited; Director and President of T. Rowe Price Recovery Fund Associates, Inc.;
                                President of T. Rowe Price Recovery Fund II
                                Associates, L.L.C.

James S. Riepe                  Vice-Chairman of the Board, Director, and Vice
                                President of T. Rowe Price Group, Inc.; Director and Vice President of T. Rowe Price Associates,
                                Inc. and T. Rowe Price Stable Asset Management,
                                Inc.; Chairman of the Board, Director,
                                President, and Trust Officer of T. Rowe Price
                                Trust Company; Chairman of the Board and
                                Director of T. Rowe Price (Canada), Inc., T.
                                Rowe Price Global Asset Management Limited, T.
                                Rowe Price Global Investment Services Limited,
                                T. Rowe Price Investment Services, Inc., T. Rowe
                                Price Investment Technologies, Inc., T. Rowe
                                Price Retirement Plan Services, Inc., and T.
                                Rowe Price Services, Inc.; Director of T. Rowe
                                Price International, Inc., T. Rowe Price
                                Insurance Agency, Inc., TRPH Corporation, and T.
                                Rowe Price Advisory Services, Inc.; and Director and President of TRP Distribution, Inc., TRP
                                Suburban, Inc., TRP Suburban Second, Inc., and
                                TRP Suburban Third, Inc.

George A. Roche                 Chief Financial Officer, Chairman of the Board,
                                Director, and President of T. Rowe Price Group,
                                Inc.; Director and President of T. Rowe Price
                                Associates, Inc.; Chairman of the Board and
                                Director of TRP Finance, Inc.; Director of T.
                                Rowe Price International, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Strategic Partners Associates, Inc.;
                                Director and Vice President of T. Rowe Price
                                Threshold Fund Associates, Inc., TRP Suburban,
                                Inc., TRP Suburban Second, Inc., and TRP
                                Suburban Third, Inc.

Brian C. Rogers                 Chief Investment Officer, Director and Vice
                                President of T. Rowe Price Group, Inc., Vice

                                President of T. Rowe Price Associates, Inc. and
                                T. Rowe Price Trust Company.

M. David Testa                  Vice-Chairman of the Board, Chief Investment
                                Officer, Director, and Vice President of T. Rowe
                                Price Group, Inc.; Chief Investment Officer,
                                Director, and Vice President of T. Rowe Price
                                Associates, Inc.; Chairman of the Board and
                                Director, T. Rowe Price International, Inc.;
                                Director, T. Rowe Price Global Investment
                                Services Limited, TRPH Corporation, and T. Rowe
                                Price Global Asset Management Limited; Director and President of T. Rowe Price (Canada), Inc.;
                                Director and Vice President of T. Rowe Price
                                Trust Company.

     As of December 31, 2003, no Trustee or officer of the Trust was an officer, director, employee, general partner or shareholder of the Sub-Adviser. As of ______, 2004, the Sub-Adviser had the following affiliated brokers: _______,
_______, ________, _______, and ______.

     APPENDIX B sets forth the names of other investment companies, with investment objectives similar to the Fund's, for which the Sub-Adviser acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2003.

How Will this Affect the Management of the Fund?

     As previously discussed, the Sub-Adviser currently manages the Fund under the Interim Sub-Advisory Agreement. If the Proposed Sub-Advisory Agreement is approved, the Sub-Adviser would continue to serve as sub-adviser to the Fund and provide day-to-day management of the Fund's portfolio. The Adviser would be responsible for monitoring the investment program and performance of the Sub-Adviser.

     Donald J. Peters is chairman of a T. Rowe Price investment advisory committee for the Fund and is responsible for day-to-day portfolio management. Mr. Peters has been a portfolio manager and quantitative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Pennsylvania.

What are the Terms of the Current Investment Management Agreement?

     The Fund's Investment Management Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Fund. The Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to the investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement also permits the Adviser to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers. Delaware Management Company, as Adviser, oversees the investment management services of the Fund's sub-adviser.

     The Investment Management Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties, the Adviser shall not be liable to the Fund or to any stockholder of the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement. The table set out below shows the annual rates of the advisory fees payable under the Investment Management Agreement with the Fund.

INVESTMENT MANAGEMENT AGREEMENT

     0.75% of the first $200 million of the Fund's average daily net assets; 0.70% of the next $200 million of the Fund's average daily net assets, and 0.65% of the average daily net assets over $400 million.

     Entering into the Proposed Sub-Advisory Agreement will not result in a change in the overall management fee that the Fund pays. The Adviser, and not the Fund, will bear the expense of the services that the Sub-Adviser will provide to the Fund.

What are the Terms of the Proposed Sub-Advisory Agreement?

     The material terms of the Proposed Sub-Advisory Agreement are identical to those of the Interim Sub-Advisory Agreement. The material terms of the Proposed Sub-Advisory Agreement are substantially similar to those of the corresponding Former Sub-Advisory Agreement, except that the parties, the effective dates of the Agreements and the initial terms of the Agreements will differ.

     Under the Proposed Sub-Advisory Agreement, as was the case under the Former Sub-Advisory Agreement, the Sub-Adviser would be required to provide, subject to the supervision of the Board and the Adviser, a continuous investment program for the Fund and to determine the composition of the assets of the Fund, including determination of the purchase, retention or sale of the securities, in accordance with the Fund's investment objective, policies and restrictions and applicable laws and regulations. The Proposed Sub-Advisory Agreement also requires the Sub-Adviser to use reasonable compliance techniques as the Adviser or the Board may reasonably adopt, including any written compliance procedures.

     The fees payable to the Sub-Adviser, which will not change, will continue to be paid by the Adviser and not by the Fund, and will not increase the overall management fee of the Fund. Under the Former Sub-Advisory Agreement, the Interim Sub-Advisory Agreement, and the Proposed Sub-Advisory Agreement, the Sub-Adviser is paid a monthly fee, in arrears, computed on the aggregate value of the Fund's combined average daily net assets, in accordance with the following percentages:

     0.50 of 1% on the first $250 million of average daily net assets; and
     0.45 of 1% of the average daily net assets over $250 million.

     As of December 31, 2003, the net assets of the Fund were $_____. The effective fee rate that would be applicable under the Former Sub-Advisory Agreement, the Interim Sub-Advisory Agreement, and the Proposed Sub-Advisory Agreement for the Fund is 0.__%.

     The Proposed Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties under the Agreement, the Sub-Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services under the Agreement.

     Further, the Proposed Sub-Advisory Agreement provides, in part, that the Sub-Adviser agrees to indemnify the Adviser and the Funds for, and hold them harmless against, any and all losses, claims, damages, liabilities or litigation to which the Adviser or the Funds may become subject as a result of any failure by the Sub-Adviser, whether unintentional or in good faith or otherwise, to adequately diversify the investment program of the Fund pursuant the Internal Revenue Code.

     The Proposed Sub-Advisory Agreement shall continue in effect for a period of more than two years only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that the Agreement may be terminated: (i) by the Fund at any time by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund; (ii) by the Adviser at any time on not more than 60 days' written notice to the Sub-Adviser; or (iii) by the Sub-Adviser at any time on 60 days' written notice to the Adviser.

     On December 30, 2003, the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as such term is defined under the 1940 Act) of the Trust (the "Independent Trustees"), approved the Proposed Sub-Advisory Agreement between the Adviser and the Sub-Adviser to be submitted to shareholders. Because the Agreement had a duration of up to 150 days if not approved by shareholders, the Agreement also serves as the Interim Sub-Advisory Agreement.

What is the Required Vote?

     Shareholders of the Fund must approve the Proposed Sub-Advisory Agreement for the Proposed Sub-Advisory Agreement to be effective. Approval of the Proposed Sub-Advisory Agreement by a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

What Happens if Shareholders do Not Approve the Proposal?

     If shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement, the Fund will continue to be managed under the current Investment Management Agreement and the Board will determine what action, if any, should be taken.

What are the Factors that were Considered by the Board?

     The Board's decision to appoint the Sub-Adviser to succeed the Former Sub-Adviser was prompted by Management's recommendation to appoint T. Rowe Price Associates, Inc., as the new sub-adviser to the Fund. The Board, including all of the Independent Trustees, approved the Interim Sub-Advisory Agreement as well as the Proposed Sub-Advisory Agreement for the Fund at a meeting held on December 30, 2003. Effective January 1, 2004, the Sub-Adviser began serving as interim sub-adviser to the Fund.

     Prior to approving the Proposed Sub-Advisory Agreement, the Independent Trustees reviewed materials provided by the Sub-Adviser and Management regarding the Sub-Adviser and its personnel, operations, financial condition, philosophy of management, performance, expectations and methods of operations as they would relate to the Fund. In addition, the Independent Trustees reviewed and discussed the terms and provisions of the Proposed Sub-Advisory Agreement.

     In reaching a decision to engage the Sub-Adviser for the Fund, the Board, including a majority of the Independent Trustees, evaluated and discussed certain factors, including, but not limited to the following:

     .  The aggregate assets under management of the candidates;
     . The assets under management of each candidate in the particular asset class;
     . The qualifications of the portfolio managers/analysts who would be managing the Fund's assets, including the investment management team, if applicable;
     . The typical asset allocation/diversification for the relevant strategy, and typical portfolio holdings;

     .  The benchmark used for measuring investment performance;
     . The past investment performance in the relevant asset class on an absolute basis, as well as a comparative basis against an appropriate peer group;
     .  The investment management process in the particular asset class;
     .  Client support and marketing services;
     . Each candidate's compliance programs and significant regulatory issues; . Each candidate's representative client list;
     .  Proposed fee/expense structure; and
     . The asset investment capacity of each candidate in the particular asset class.

     During the course of its deliberations, the Board reached the following conclusions regarding the Sub-Adviser and the Proposed Sub-Advisory Agreement, among others:

     . The Sub-Adviser is qualified to manage the Fund's assets in accordance with its investment objective and policies;
     . The compensation to be paid under the Proposed Sub-Advisory Agreement is fair in relation to the services to be provided by the Sub-Adviser.

What is the Recommendation of the Board?

     Based on its review and after considering management's recommendation, the Board concluded that engaging the Sub-Adviser would be in the best interests of the Fund and its Contract Owners. The Board then approved the Proposed Sub-Advisory Agreement and directed that the Proposed Sub-Advisory Agreement be submitted to the Contract Owners for approval. The Board is recommending that Contract Owners of the Fund provide voting instructions to vote to approve the Proposed Sub-Advisory Agreement.

General Information

What is the share ownership of the Fund?

     As of ________, 2004, the Fund had outstanding the following number of shares entitling the applicable Account Contract Owners to instruct Lincoln Life or Lincoln New York, as appropriate, on the manner in which to vote those shares at the Fund's Special Meeting.

                       Total Number   Total Number
                        of Shares      of Shares     Total Number   Total Number
                         Entitled       Entitled       of Shares     of Shares     Total Number of
                       to be Voted    to be Voted     Entitled to   Entitled to    Shares Entitled
                        by Lincoln     by Lincoln      be Voted     be Voted by      to be Voted
                         Life for       Life for      by Lincoln    Lincoln New    by Lincoln Life
        Total Number   Accounts C,    Accounts D,      New York       York for      (Unregistered
         of Shares     L, N, Q and     G, K, M, R    for Accounts     Accounts     Accounts 33 and
 Fund   Outstanding         W            and S         L and N       M, R and S         53)
--------------------------------------------------------------------------------------------------




     Lincoln Life and Lincoln New York are the stockholders of the Fund. No other person beneficially owns more than 5% of a Fund's outstanding shares, and no trustee or executive officer of a Fund owns any separate account units attributable to more than one-half of one percent of the assets of the Fund.

Information About the Independent Public Accountants

     The Trust's Audit Committee has selected Ernst & Young LLP, as the independent accountants for the Fund for its current fiscal year. There will not be a representative of Ernst & Young at the meeting.

Other Business

     To the knowledge of the Trust's Board of Trustees, there is no other business to be brought before the Special Meeting of the stockholders of the Fund. However, if other matters do properly come before the meeting, it is the intention of Lincoln Life and Lincoln New York to vote the Fund's shares in accordance with the judgment of the Trust's Board on such matters.

Contract Owner Proposals

     Under authority granted the Trustees by the Bylaws of the Fund, and pursuant to applicable law, special meetings are called as required. Contract Owners desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly representing certain stipulated percentages of the outstanding voting securities of the Fund. Proposals must be received a reasonable time before the Fund begins to print and mail the proxy materials for the meeting. More detailed information on these procedures may be obtained from Lincoln Life or Lincoln New York.

                                       By Order of the Trust's Board of Trustees


                                       Cynthia A. Rose
                                       Secretary

                                   Appendix A

                             SUB-ADVISORY AGREEMENT
                             ----------------------

     Sub-Advisory Agreement executed as of January 1, 2004, between DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware statutory trust (the "Adviser"), and T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation (the "Sub-Adviser").

     WHEREAS, Lincoln Variable Insurance Products Trust (the "Trust"), on behalf of the Aggressive Growth Fund (the "Fund") has entered into an Investment Management Agreement, dated May 1, 2003, with Adviser, pursuant to which the Adviser has agreed to provide certain investment management services to the Fund; and

     WHEREAS, the Sub-Adviser is principally engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, the Adviser desires to appoint Sub-Adviser as investment subadviser to provide the investment advisory services to the Fund as specified herein, and Sub-Adviser is willing to serve the Fund in such capacity.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.   SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

     (a) Subject to the control and direction of the Board of Trustees (the "Trustees") of the Trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund which shall at all times meet the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"). The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. The Sub-Adviser, on behalf of the Fund, is authorized, in its discretion and without prior consulting with the Adviser, to:

     (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets;

     (ii) place orders and negotiate the commissions for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select;

     (iii) vote proxies, exercise conversion or subscriptions rights, and respond to tender offers and other consent solicitations with respect to the issuers of securities in which Fund assets may be invested, provided such materials have been forwarded to the Sub-Adviser in a timely fashion by the Fund's custodian;

     (iv) maintain all or part of the Fund's uninvested assets in short-term income producing instruments for such periods of time as shall be deemed reasonable and prudent by the Sub-Adviser, including, but not limited to, investments in T. Rowe Price Reserve Investment Fund or T. Rowe Price Government Reserve Investment Fund which are internal money market funds available for use only by clients of the Sub-Adviser for short-term investments;

     (v) instruct the Fund custodian to deliver for cash received, securities or other cash and/or securities instruments sold, exchanged, redeemed or otherwise disposed of from the Fund, and to pay cash for securities or other cash and/or securities instruments delivered to the custodian and/or credited to the Fund upon acquisition of the same for the Fund; and

     (vi) generally, perform any other act necessary to enable the Sub-Adviser to carry out its obligations under this Agreement.

     In the performance of its duties, the Sub-Adviser will comply with the provisions of the organizational documents of the Fund; the stated investment objective, policies and restrictions of the Fund in the then current effective Registration Statement of the Fund; any written instructions and directions of the Trustees or the Adviser; and its general fiduciary responsibility to the Fund. The Sub-Adviser shall make its officers and employees available to the Adviser from time to time at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser regarding the investment affairs of the Fund.

     (b) The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).

     (c) The Sub-Adviser shall vote proxies relating to the Fund's investment securities in the manner in which the Sub-Adviser believes to be in the best interests of the Fund, and shall review its proxy voting activities on a periodic basis with the Trustees. Upon sixty (60) days' written notice to the Sub-Adviser, the Trustees may withdraw the authority granted to the Sub-Adviser pursuant to this Section.

     (d) In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934 and as described below. In using its best efforts to obtain quality execution for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions. Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser's over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion

     (e) The Sub-Adviser will provide advice and assistance to the Investment Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Fund in accordance with valuation procedures and methods established by the Trustees.

     (f) The Sub-Adviser shall furnish the Trustees with such information and reports regarding the Fund's investments as the Adviser deems appropriate or as the Trustees may reasonably request.

     (g) The Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the assets of the Fund, except as permitted by the policies and procedures of the Fund.

2.   OTHER AGREEMENTS.

     The investment management services provided by the Sub-Adviser under this Agreement are not exclusive, and the Sub-Adviser and its affiliates shall be free to render investment advisory or other services to others (including other investment companies) so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

3.   COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

     (a) As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to the Fund as set forth in Schedule A hereto.

     (b) The fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser. Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month. If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated. Each month, the Adviser will provide the Sub-Adviser with reasonable documentation agreed to by the parties that sets forth the computation of such sub-advisory fee.

4.   DUTIES OF THE ADVISER.

     The Adviser shall furnish the Sub-Adviser with any documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

5.   EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

     (a) This Agreement shall become effective upon the date first written above, and shall remain in full force and effect continuously thereafter until terminated as set forth below.

     (b) This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the Investment Company Act of 1940 (the "1940 Act"); provided, however, that this Agreement may be terminated:

          (i) by the Fund at any time by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund;

          (ii) by the Adviser at any time on 60 days' prior written notice to the Sub-Adviser, unless this Agreement is otherwise terminated; or

          (iii) by the Sub-Adviser at any time on 60 days' prior written notice to the Adviser, unless this Agreement is otherwise terminated.

     (c) This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated.

     (d) No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

6.   CERTAIN INFORMATION.

     The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the 1940 Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser has a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, and (d) the President of the Sub-Adviser or any portfolio manager of the Fund shall have changed.

7.   NONLIABILITY OF SUB-ADVISER.

     (a) In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

     (b) Failure by the Sub-Adviser to assure that the investment program for the Fund meets the diversification requirements of Section 817(h) of the Code, as required by Section 1 of this Agreement, shall constitute gross negligence per se under sub-paragraph 7(a) above.

8.   INDEMNIFICATION.

     The Sub-Adviser agrees to indemnify the Adviser and the Funds for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including reasonable legal and other expenses) to which the Adviser or the Funds may become subject as a result of any failure by the Sub-Adviser, whether unintentional or in good faith or otherwise, to adequately diversify the investment program of the Fund pursuant to the requirements of Section 817(h) of the Code, and the regulations issued thereunder, provided that the Sub-Adviser shall have been given prompt written notice concerning any matter for which indemnification is otherwise afforded hereunder.

9.   RECORDS; RIGHT TO AUDIT.

     (a) The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund's investments made by the Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-adviser will surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement and shall transfer all such records to any entity designated by the Adviser upon the termination of this Agreement.

     (b) The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Fund's auditors, the Fund or any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

10.  REGULATORY AND MARKETING MATERIALS.

     (a) Sub-Adviser acknowledges that Adviser is not responsible for the preparation and filing, if necessary, of any of the Fund's regulatory or marketing materials; the Fund or its designee is responsible for the preparation and filing, if necessary, of the Fund's regulatory and marketing materials.

     (b) The Fund shall not use the name "T. Rowe Price" and any of the other names of the Sub-Adviser or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Sub-Adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Sub-Adviser except for information which is otherwise publicly available; provided, however, that the Sub-Adviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission. The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis. Failure by the Sub-Adviser to respond within ten (10) business days to the Fund shall relieve the Fund of the obligation to obtain the prior written permission of the Sub-Adviser.

     (c) Upon termination of this Agreement for any reason, the Fund shall as soon as practicable cease and cause the Trust to cease all use of the name and mark "T. Rowe Price."

     (d) The Sub-Adviser shall not use the name of the Trust, the Adviser or any of their affiliates and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Fund or any of its affiliates in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Fund except for information which is otherwise publicly available; provided, however, that the Fund shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission. The Fund agrees to respond to any request for approval on a prompt and timely basis. Failure by the Fund to respond within ten
(10) business days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the prior written permission of the Fund.

11.  GOVERNING LAW.

     This Agreement shall be governed in accordance with the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the provisions of the 1940 Act, in such case, the latter shall control.

12.  SEVERABILITY/INTERPRETATION.

     Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.  CERTAIN DEFINITIONS.

     For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested persons," and "assignment" shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties have caused this instrument to be signed in duplicate on their behalf by their duly authorized representatives, all as of the day and year first above written.

                                        DELAWARE MANAGEMENT COMPANY, a series
                                        of Delaware Management Business Trust


                                        ----------------------------------------
                                        Name:
                                        Title:

                                        T. ROWE PRICE ASSOCIATES, INC.


                                        ----------------------------------------
                                        Name:
                                        Title:

Accepted and agreed to
as of the day and year
first above written:

AGGRESSIVE GROWTH FUND, a series of
Lincoln Variable Insurance Products
Trust


----------------------------------------
Name:
Title:

                                   SCHEDULE A

                                  Fee Schedule
                                  ------------

     The Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

     0.50% of the first $250,000,000 of average daily net assets of the Fund, and 0.45% of any excess of average daily net assets of the Fund over $250,000,000

                                   Appendix B

[insert information regarding investment companies similar to the Fund which the
                              Sub-Adviser manages]

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             Aggressive Growth Fund
            a series of the Lincoln Variable Insurance Products Trust
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Aggressive Growth Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on May 17/th/, 2004 and at any adjournment thereof.

                                        VOTE VIA THE INTERNET:
                                        https://vote.proxy-direct.com
                                        VOTE BY TELEPHONE: 1-800-597-7836

                                        ---------------------------------
                                        Control Number: 999 9999 9999 999
                                        ---------------------------------

                                        I acknowledge receipt of the Notice of
                                        the Special Meeting of the Stockholders
                                        and accompanying Proxy Statement dated
                                        _____________.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)

                                        __________________________________, 2004
                                        Date          PCDocs#132268v2 (LNL VAA1)

Aggressive Growth Fund

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY MAY 13/th/, 2004 USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [ ] If you have any questions, please contact Lincoln Life toll free at 1-888-868-2583.

                                                     FOR   AGAINST   ABSTAIN

1.   To approve a new sub-advisory agreement         [ ]     [ ]       [ ]
     ("Proposed Sub-Advisory Agreement") for the
     Fund between Delaware Management Company
     (the "Adviser") and T. Rowe Price Associates,
     Inc.(the "Sub-Adviser"), with no change in the investment adviser or the overall management fee the Fund pays.

                                                      PCDocs#132268v2 (LNL VAA1)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             Aggressive Growth Fund
            a series of the Lincoln Variable Insurance Products Trust
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Aggressive Growth Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on May 17/th/, 2004 and at any adjournment thereof.

                                        VOTE VIA THE INTERNET:
                                        https://vote.proxy-direct.com
                                        VOTE BY TELEPHONE: 1-800-597-7836

                                        ---------------------------------
                                        Control Number: 999 9999 9999 999
                                        ---------------------------------

                                        I acknowledge receipt of the Notice of
                                        the Special Meeting of the Stockholders
                                        and accompanying Proxy Statement dated
                                        _____________.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)

                                        __________________________________, 2004
                                        Date        PCDocs#132268 v.3 (LNL VAA2)


Aggressive Growth Fund

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY MAY 13/th/, 2004 USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [ ] If you have any questions, please contact Lincoln Life toll free at 1-888-868-2583.

                                                     FOR   AGAINST   ABSTAIN

2.   To approve a new sub-advisory agreement         [ ]     [ ]       [ ]
     ("Proposed Sub-Advisory Agreement") for the
     Fund between Delaware Management Company
     (the "Adviser") and T. Rowe Price Associates,
     Inc.(the "Sub-Adviser"), with no change in the investment adviser or the overall management fee the Fund pays.

                                                    PCDocs#132268 v.3 (LNL VAA2)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             Aggressive Growth Fund
            a series of the Lincoln Variable Insurance Products Trust
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Aggressive Growth Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on May 17/th/, 2004 and at any adjournment thereof.


                                        VOTE VIA THE INTERNET:
                                        https://vote.proxy-direct.com
                                        VOTE BY TELEPHONE: 1-800-597-7836

                                        ---------------------------------
                                        Control Number: 999 9999 9999 999
                                        ---------------------------------

                                        I acknowledge receipt of the Notice of
                                        the Special Meeting of the Stockholders
                                        and accompanying Proxy Statement dated
                                        _____________.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)

                                        __________________________________, 2004
                                        Date        PCDocs#132268 v.4 (LNL VAA3)


Aggressive Growth Fund

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY MAY 13/th/, 2004 USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [ ] If you have any questions, please contact Lincoln Life toll free at 1-888-868-2583.


                                                     FOR   AGAINST   ABSTAIN

3.   To approve a new sub-advisory agreement         [ ]     [ ]       [ ]
     ("Proposed Sub-Advisory Agreement") for the
     Fund between Delaware Management Company
     (the "Adviser") and T. Rowe Price Associates,
     Inc.(the "Sub-Adviser"), with no change in the investment adviser or the overall management fee the Fund pays.

                                                    PCDocs#132268 v.4 (LNL VAA3)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             Aggressive Growth Fund
            a series of the Lincoln Variable Insurance Products Trust
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Aggressive Growth Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on May 17/th/, 2004 and at any adjournment thereof.

                                        VOTE VIA THE INTERNET:
                                        https://vote.proxy-direct.com
                                        VOTE BY TELEPHONE: 1-800-597-7836

                                        ---------------------------------
                                        Control Number: 999 9999 9999 999
                                        ---------------------------------

                                        I acknowledge receipt of the Notice of
                                        the Special Meeting of the Stockholders
                                        and accompanying Proxy Statement dated
                                        ____________.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)

                                        __________________________________, 2004
                                           Date          PCDocs#132268 (LNL VAA)

Aggressive Growth Fund

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY MAY 13/th/, 2004 USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [ ] If you have any questions, please contact Lincoln Life toll free at 1-888-868-2583.

                                                     FOR   AGAINST   ABSTAIN

4.   To approve a new sub-advisory agreement         [ ]     [ ]       [ ]
     ("Proposed Sub-Advisory Agreement") for the
     Fund between Delaware Management Company
     (the "Adviser") and T.Rowe Price Associates,
     Inc. (the "Sub-Adviser"), with no change in the investment adviser or the overall management fee the Fund pays.

                                                         PCDocs#132268 (LNL VAA)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             Aggressive Growth Fund
            a series of the Lincoln Variable Insurance Products Trust
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Aggressive Growth Fund that are attributable to his or her policy or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on May 17/th/, 2004 and at any adjournment thereof.

                                        VOTE VIA THE INTERNET:
                                        https://vote.proxy-direct.com
                                        VOTE BY TELEPHONE: 1-800-597-7836

                                        ---------------------------------
                                        Control Number: 999 9999 9999 999
                                        ---------------------------------

                                        I acknowledge receipt of the Notice of
                                        the Special Meeting of the Stockholders
                                        and accompanying Proxy Statement dated
                                        ____________.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)

                                        __________________________________, 2004
                                           Date         PC Docs#132273 (LNL VUL)

Aggressive Growth Fund

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY MAY 13/th/, 2004 USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [ ] If you have any questions, please contact Lincoln Life toll free at 1-877-200-8213.

                                                     FOR   AGAINST   ABSTAIN

5.   To approve a new sub-advisory agreement         [ ]     [ ]       [ ]
     ("Proposed Sub-Advisory Agreement") for the
     Fund between Delaware Management Company
     (the "Adviser") and T. Rowe Price Associates,
     Inc. (the "Sub-Adviser"), with no change in the investment adviser or the overall management fee the Fund pays.

                                                         PCDocs#132273 (LNL VUL)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             Aggressive Growth Fund
            a series of the Lincoln Variable Insurance Products Trust
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Aggressive Growth Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on May 17/th/, 2004 and at any adjournment thereof.

            By submitting this electronic vote, I acknowledge receipt
                      of the Notice of the Special Meeting
              of the Stockholders and accompanying Proxy Statement
                               dated ____________

Aggressive Growth Fund

                                                        PCDocs#132271 (eAnnuity)

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK AND SUBMIT THIS VOTING INSTRUCTION CARD BY MAY 13/th/, 2004. TO VOTE, CLICK ON THE APPROPRIATE BOX BELOW. If you have any questions, please contact the Internet Service Center at www.AnnuityNet.com.

                                                     FOR   AGAINST   ABSTAIN

6.   To approve a new sub-advisory agreement         [ ]     [ ]       [ ]
     ("Proposed Sub-Advisory Agreement") for the
     Fund between Delaware Management Company
     (the "Adviser") and T. Rowe Price Associates,
     Inc. (the "Sub-Adviser"), with no change in the investment adviser or the overall management fee the Fund pays.

                                                       PCDocs#132271 (Edelivery)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             Aggressive Growth Fund
            a series of the Lincoln Variable Insurance Products Trust
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Aggressive Growth Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on May 17/th/, 2004 and at any adjournment thereof.

                                        VOTE VIA THE INTERNET:
                                        https://vote.proxy-direct.com
                                        VOTE BY TELEPHONE: 1-800-597-7836

                                        ---------------------------------
                                        Control Number: 999 9999 9999 999
                                        ---------------------------------

                                        I acknowledge receipt of the Notice of
                                        the Special Meeting of the Stockholders
                                        and accompanying Proxy Statement dated
                                        ______________.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)

                                        __________________________________, 2004
                                           Date               PCDocs#132272 (53)

Aggressive Growth Fund

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY MAY 13/th/, 2004 USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [ ] If you have any questions, please contact Lincoln Life toll free at 1-888-868-2583.

                                                     FOR   AGAINST   ABSTAIN

7.   To approve a new sub-advisory agreement         [ ]     [ ]       [ ]
     ("Proposed Sub-Advisory Agreement") for the
     Fund between Delaware Management Company
     (the "Adviser") and T. Rowe Price Associates,
     Inc. (the "Sub-Adviser"), with no change in the investment adviser or the overall management fee the Fund pays.

                                                              PCDocs#132272 (53)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             Aggressive Growth Fund
            a series of the Lincoln Variable Insurance Products Trust
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Aggressive Growth Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on May 17/th/, 2004 and at any adjournment thereof.

                                        VOTE VIA THE INTERNET:
                                        https://vote.proxy-direct.com
                                        VOTE BY TELEPHONE: 1-800-597-7836

                                        ---------------------------------
                                        Control Number: 999 9999 9999 999
                                        ---------------------------------

                                        I acknowledge receipt of the Notice of
                                        the Special Meeting of the Stockholders
                                        and accompanying Proxy Statement
                                        dated _____________.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)

                                        __________________________________, 2004
                                        Date        PCDocs #132269 v2 (LNL Q&L1)

Aggressive Growth Fund

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY MAY 13/th/, 2004 USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [ ] If you have any questions, please contact Lincoln Life toll free at 1-888-868-2583.

                                                     FOR   AGAINST   ABSTAIN

8.   To approve a new sub-advisory agreement         [ ]     [ ]        [ ]
     ("Proposed Sub-Advisory Agreement") for the
     Fund between Delaware Management Company (the
     "Adviser") and T. Rowe Price Associates, Inc.
     (the "Sub-Adviser"), with no change in the investment adviser or the overall management fee the Fund pays.

                                                    PCDocs #132269 v2 (LNL Q&L1)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             Aggressive Growth Fund
            a series of the Lincoln Variable Insurance Products Trust
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Aggressive Growth Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on May 17/th/, 2004 and at any adjournment thereof.

                                        VOTE VIA THE INTERNET:
                                        https://vote.proxy-direct.com
                                        VOTE BY TELEPHONE: 1-800-597-7836

                                        ---------------------------------
                                        Control Number: 999 9999 9999 999
                                        ---------------------------------

                                        I acknowledge receipt of the Notice of
                                        the Special Meeting of the Stockholders
                                        and accompanying Proxy Statement dated
                                        ____________.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)

                                        __________________________________, 2004
                                        Date            PCDocs #132269 (LNL Q&L)

Aggressive Growth Fund

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY MAY 13/th/, 2004 USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [ ] If you have any questions, please contact Lincoln Life toll free at 1-888-868-2583.

                                                     FOR   AGAINST   ABSTAIN

9.   To approve a new sub-advisory agreement         [ ]     [ ]        [ ]
     ("Proposed Sub-Advisory Agreement") for the
     Fund between Delaware Management Company (the
     "Adviser") and T. Rowe Price Associates, Inc.
     (the "Sub-Adviser"), with no change in the investment adviser or the overall management fee the Fund pays.

                                                        PCDocs #132269 (LNL Q&L)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             Aggressive Growth Fund
            a series of the Lincoln Variable Insurance Products Trust
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Aggressive Growth Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on May 17/th/, 2004 and at any adjournment thereof.

                                        VOTE VIA THE INTERNET:
                                        https://vote.proxy-direct.com
                                        VOTE BY TELEPHONE:  1-800-597-7836

                                        ---------------------------------
                                        Control Number: 999 9999 9999 999
                                        ---------------------------------

                                        I acknowledge receipt of the Notice of
                                        the Special Meeting of the Stockholders
                                        and accompanying Proxy Statement
                                        dated ____________.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)

                                        __________________________________, 2004
                                        Date               PCDocs #132270 (L-NY)

Aggressive Growth Fund

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY MAY 13/th/, 2004 USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [ ] If you have any questions, please contact Lincoln New York toll free at 1-888-868-2583.

                                                     FOR   AGAINST   ABSTAIN

10.  To approve a new sub-advisory agreement         [ ]     [ ]        [ ]
     ("Proposed Sub-Advisory Agreement") for the
     Fund between Delaware Management Company (the
     "Adviser") and T. Rowe Price Associates, Inc.
     (the "Sub-Adviser"), with no change in the investment adviser or the overall management fee the Fund pays.

                                                           PCDocs #132270 (L-NY)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             Aggressive Growth Fund
            a series of the Lincoln Variable Insurance Products Trust
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Aggressive Growth Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on May 17/th/, 2004 and at any adjournment thereof.

                                        VOTE VIA THE INTERNET:
                                        https://vote.proxy-direct.com
                                        VOTE BY TELEPHONE: 1-800-597-7836

                                        ---------------------------------
                                        Control Number: 999 9999 9999 999
                                        ---------------------------------

                                        I acknowledge receipt of the Notice of
                                        the Special Meeting of the Stockholders
                                        and accompanying Proxy Statement dated
                                        ____________.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)

                                        __________________________________, 2004
                                        Date               PCDocs #132275 (N-NY)

Aggressive Growth Fund

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY MAY 13/th/, 2004 USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [ ] If you have any questions, please contact Lincoln New York toll free at 1-888-868-2583.

                                                     FOR   AGAINST   ABSTAIN

11.  To approve a new sub-advisory agreement         [ ]     [ ]        [ ]
     ("Proposed Sub-Advisory Agreement") for the
     Fund between Delaware Management Company (the
     "Adviser") and T. Rowe Price Associates, Inc.
     (the "Sub-Adviser"), with no change in the investment adviser or the overall management fee the Fund pays.

                                                           PCDocs #132275 (N-NY)

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             Aggressive Growth Fund
            a series of the Lincoln Variable Insurance Products Trust
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE "COMPANY")

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Aggressive Growth Fund that are attributable to his or her policy or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on May 17/th/, 2004 and at any adjournment thereof.

                                        VOTE VIA THE INTERNET:
                                        https://vote.proxy-direct.com
                                        VOTE BY TELEPHONE: 1-800-597-7836

                                        ---------------------------------
                                        Control Number: 999 9999 9999 999
                                        ---------------------------------

                                        I acknowledge receipt of the Notice of
                                        the Special Meeting of the Stockholders
                                        and accompanying Proxy Statement dated
                                        ____________.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)

                                        __________________________________, 2004
                                        Date             PCDocs #132274 (VUL-NY)

Aggressive Growth Fund

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a proposal, we will vote your proportionate shares "FOR" that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY MAY 13/th/, 2004 USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [ ] If you have any questions, please contact Lincoln New York toll free at 1-877-200-8213.

                                                     FOR   AGAINST   ABSTAIN

12.  To approve a new sub-advisory agreement         [ ]     [ ]        [ ]
     ("Proposed Sub-Advisory Agreement") for the
     Fund between Delaware Management Company (the
     "Adviser") and T. Rowe Price Associates, Inc.
     (the "Sub-Adviser"), with no change in the investment adviser or the overall management fee the Fund pays.

                                                         PCDocs #132274 (VUL-NY)